UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 3, 2015
ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)
Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                          Regulation FD Disclosure

On November 3, 2015, Accuride Corporation ("Accuride") (NYSE: ACW) issued a press release announcing that it has taken a seventy percent (70%) ownership interest in Gianetti Route, S.r.l., an Italian manufacturer of steel wheels for heavy and medium duty commercial vehicles ("Gianetti") in exchange for a commitment to invest €19.75 million over the next 36 months to improve Gianetti's manufacturing operations.  A copy of the press release dated November 3, 2015 issued by Accuride with respect to the investment in Gianetti is furnished herewith as Exhibit 99.1 hereto and incorporated by reference herein.

Also on November 3, 2015, Accuride will webcast its presentation at the 39th Annual Gabelli & Company Automotive Aftermarket Symposium in Las Vegas discussing its financial and operational results, as well as the acquisition of its ownership interest in Gianetti. Accuride CEO Rick Dauch and CFO Greg Risch will address investors beginning at 7:30 a.m. PST, 10:30 a.m. EST.  A live webcast of their presentation can be accessed at the Accuride website Investors section: www.AccurideCorp.com/investors. The text of the slide presentation to be used by Accuride in connection with the conference, including information concerning forward-looking statements and factors that may affect future results, is furnished as Exhibit 99.2 hereto and incorporated by reference herein.

The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 is being furnished and not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Accuride specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, Accuride makes no admission as to the materiality of any information in this Item 7.01 that is being disclosed solely by reason of Regulation FD.

The information being furnished pursuant to this Item 7.01 is intended to be considered in the context of Accuride's SEC filings and other public announcements that Accuride may make from time to time, by press release or otherwise. Accuride undertakes no duty or obligation to publicly update or revise the information contained in this report.

Item 9.01.	Financial Statements and Exhibits
(d)            Exhibits
99.1	Press release announcing Accuride Corporation's acquisition of a majority stake in Gianetti Ruote S.r.l.

99.2	Text of Slide Presentation used in connection with Accuride Corporation's presentation at the 39th Annual Gabelli & Company Automotive Aftermarket Symposium in Las Vegas, NV.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
/s/ STEPHEN A. MARTIN	Dated: November 3, 2015
Stephen A. Martin
Senior Vice President / General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release announcing Accuride Corporation's acquisition of a majority stake in Gianetti Ruote S.r.l.

99.2	Text of Slide Presentation used in connection with Accuride Corporation's presentation at the 39th Annual Gabelli & Company Automotive Aftermarket Symposium in Las Vegas, NV.